UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 3, 2005

                        ING Insurance Company of America
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                            (State of Incorporation)

                              333-49581; 033-63657
                            (Commission File Numbers)

                                   #06-1286272
                      (IRS Employer Identification Number)

2202 North Westshore Blvd. No. 350, Tampa, FL                    33607
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code ............813-281-3773

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

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THIS FILING IS MADE IN  ACCORDANCE  WITH ITEM NO. 1.01 OF SECTION 8 OF FORM 8-K:
OTHER EVENTS.

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2005, ING Insurance Company of America (the "Company") entered into an agreement and plan of merger with ING Life Insurance and Annuity Company ("ILIAC"). The Company is a direct wholly-owned subsidiary of ILIAC. Pursuant to the agreement, the Company will merge with and into ILIAC and ILIAC, as it exists from and after the effective time of the merger, will be the surviving corporation. It is anticipated that the merger will be effective on December 31, 2005 (the "merger date"). The merger is subject to certain regulatory approvals, including approval by the State of Florida Office of Insurance Regulation and the State of Connecticut Insurance Department.

As of the merger date, the Company will cease to exist and will be succeeded by ILIAC. All liabilities of the Company and all property owned by, and every contract right possessed by, the Company will vest in ILIAC. All insurance and annuity contracts previously issued by the Company will become contracts of ILIAC. On the merger date, each insurance or annuity contract owner of the Company will become a contract owner of ILIAC, to the same extent and with the same rights, powers, privileges, liabilities and duties as though the contract owner's contract with the Company had been originally issued by ILIAC.

The certificate of incorporation and bylaws of ILIAC as in effect immediately prior to the merger date will remain the certificate of incorporation and bylaws of ILIAC as the surviving corporation of the merger. The directors and officers of ILIAC in office on the merger date shall constitute the directors and officers of ILIAC as the surviving corporation of the merger for the terms for which such persons have been elected and until their respective successors shall be elected or appointed and qualified. All issued and outstanding shares of capital stock of the Company immediately prior to the merger date shall be canceled and retired and cease to exist by virtue of the merger.

Both the Company and ILIAC are indirect, wholly-owned subsidiaries of ING Groep N.V., a global financial services company based in The Netherlands. ILIAC is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ING Insurance Company of America
                                             (Registrant)


Date: October 3, 2005                /s/James A. Shuchart
                                     --------------------
                                        James A. Shuchart